Supplement, dated January 21, 1998, to the prospectus, dated March 1,
                                   1997,
                                    of
         Seligman Henderson Global Fund Series, Inc. (the "Fund")


      Effective  immediately,  the following  supersedes  and replaces the
contrary   information   contained   in  the   Fund's   prospectus   under
"Management Services--Portfolio Managers."

      Richard R. Schmaltz, who joined the Manager as Managing Director, Director of Investments in September 1996, is primarily responsible for directing and overseeing the domestic investments of the Global Growth
Opportunities Fund as a member of the Seligman Growth Team. From May 1993 to September 1996, Mr. Schmaltz was Director, Investment Research at Neuberger and Berman. Prior thereto, Mr. Schmaltz was Executive Vice President of McGlinn Capital.

      Mr. Schmaltz is also responsible for directing and overseeing the domestic investments of the Seligman Henderson Global Growth Opportunities Portfolio of Seligman Portfolios, Inc. ("SPI"), and for the day-to-day management of Seligman Capital Fund, Inc., Seligman Growth Fund, Inc., and the Seligman Capital Portfolio of SPI.



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